Offerings - Offering: 1	Nov. 28, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 188,659,203.02
Fee Rate	0.01381%
Amount of Registration Fee	$ 26,053.84
Offering Note	Transaction Valuation calculated as the aggregate maximum purchase price for shares of beneficial interest. Amount of Filing Fee is calculated at 0.013810% of the Transaction Valuation.